Exhibit 99.1







                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $1,592,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB4




                         [OBJECT OMITTED]COUNTRYWIDE(SM)
                                  HOME LOANS
                          Seller and Master Servicer

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       2

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Revised Term Sheet                                       Date: November 16, 2005
                         $1,592,000,000 (Approximate)
               CWABS Asset-Backed Certificates, Series 2005-AB4

------------------------------------------------------------------------------------------------------------------------------------
                Principal     WAL (Years)      Payment Window       Expected Ratings     Last Scheduled          Certificate
Class (1)(2)    Balance (3)    Call/Mat (4)   (Mos) Call/Mat(4)     (S&P/Moody's) (5)   Distribution Date            Type
-----           -------        --------       --------------        -------------       -----------------            ----
------------------------------------------------------------------------------------------------------------------------------------
1-A           $553,455,000     2.61 / 2.82     1 - 83 / 1 - 186          AAA/Aaa             Mar 2036        Floating Rate Senior
2-A-1         $120,000,000     2.72 / 2.97     1 - 83 / 1 - 190          AAA/Aaa             Mar 2036        Floating Rate Senior
2-A-2         $300,047,000     0.98 / 0.98     1 - 21 / 1 - 21           AAA/Aaa             Mar 2027        Floating Rate Senior
2-A-3         $326,696,000     3.07 / 3.07    21 - 65 / 21 - 65          AAA/Aaa             Aug 2034        Floating Rate Senior
2-A-4         $105,402,000     6.60 / 8.29    65 - 83 / 65 - 190         AAA/Aaa             Mar 2036        Floating Rate Senior
M-1            $39,200,000     4.67 / 5.13    38 - 83 / 38 - 139        [AA+/Aa1]            Jan 2036       Floating Rate Mezzanine
M-2            $34,400,000     4.65 / 5.07    38 - 83 / 38 - 131        [AA+/Aa2]            Jan 2036       Floating Rate Mezzanine
M-3            $21,600,000     4.65 / 5.03    38 - 83 / 38 - 122         [AA/Aa3]            Dec 2035       Floating Rate Mezzanine
M-4            $18,400,000     4.63 / 4.96    37 - 83 / 37 - 115         [AA-/A1]            Nov 2035       Floating Rate Mezzanine
M-5            $16,800,000     4.63 / 4.89    37 - 83 / 37 - 108         [A+/A2]             Oct 2035       Floating Rate Mezzanine
M-6            $16,000,000     4.63 / 4.79    37 - 83 / 37 - 100          [A/A3]             Sep 2035       Floating Rate Mezzanine
M-7            $12,800,000     4.61 / 4.64    37 - 83 / 37 - 89          [A/Baa1]            Jun 2035       Floating Rate Mezzanine
M-8            $11,200,000     4.41 / 4.41    37 - 78 / 37 - 78         [A-/Baa2]            Feb 2035       Floating Rate Mezzanine
B              $16,000,000     3.66 / 3.66    37 - 65 / 37 - 65        [BBB+/Baa3]           Aug 2034      Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
  Total:     $1,592,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class 1-A Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans and the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)   See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Standard and Poor's,[ James Taylor 212-438-6067; Moody's Rachel Peng 212-553-3831].

Trust:                       Asset-Backed Certificates, Series 2005-AB4.

Depositor:                   CWABS, Inc.

Seller:                      Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:             Countrywide Home Loans Servicing LP.

Underwriters:                Countrywide Securities Corporation (Lead Manager),
                             Deutsche Bank Securities Inc. (Co-Manager) and
                             J.P. Morgan Securities Inc. (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:        The Senior Certificates and the Subordinate
                             Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:    The "Non-Offered Certificates" consist of the
                             Class C, Class P and Class A-R Certificates.

                             The Offered Certificates and Non-Offered
                             Certificates are together referred to herein as the "Certificates."


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       3

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Federal Tax Status:          It is anticipated that the Senior Certificates and
                             the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                The Offered Certificates will be available in
                             book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:            November [1], 2005.

Cut-off Date:                As to any Mortgage Loan, the later of November
                             [1], 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:       November [18], 2005.

Expected Closing Date:       November [29], 2005.

Expected Settlement Date:    November [29], 2005.

Distribution Date:           The 25th day of each month (or, if not a business
                             day, the next succeeding business day), commencing in December 2005.

Accrued Interest:            The price to be paid by investors for the Senior
                             Certificates and the Subordinate Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:     The "Interest Accrual Period" for each
                             Distribution Date with respect to the Senior
                             Certificates and the Subordinate Certificates will be the period beginning with the previous
                             Distribution Date (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                             (calculated on an actual/360 day basis).

ERISA Eligibility:           The Offered Certificates are expected to be
                             eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, that qualify under an investor based prohibited transaction class exemption, as described in the prospectus.

SMMEA Eligibility:           The Senior Certificates and [the Class M-1, Class
                             M-2, Class M-3 and Class M-4 Certificates] will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:        The "Clean-up Call" may be exercised once the
                             aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:    The Senior Certificates and the Subordinate
                             Certificates will be priced based on the following collateral prepayment assumptions:

                             ---------------------------------------------------
                               Fixed Rate Mortgage Loans
                             ---------------------------------------------------
                               100% PPC, which assumes 22% HEP (i.e.,
                               prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                             ---------------------------------------------------

                             ---------------------------------------------------
                               Adjustable Rate Mortgage Loans
                             ---------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter,
                               decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                             ---------------------------------------------------
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       4

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Mortgage Loans:              The collateral tables included in these
                             Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                             Date (the "Statistical Pool"). It is expected that
                             (a) additional mortgage loans will be included in the pool of Mortgage Loans delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although such difference is not expected to be material. See the attached collateral descriptions for additional information.

                             As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $1,588,178,084.60 of which: (i) approximately $626,620,910.94 were conforming balance fixed and adjustable rate mortgage loans made to credit blemished borrowers (the "Group 1 Statistical Mortgage Loans") and (ii) approximately $961,557,173.66 were fixed and adjustable rate mortgage loans made to credit blemished borrowers (the "Group 2 Statistical Mortgage Loans" and, together with the Group 1 Statistical Mortgage Loans, the "Statistical Mortgage Loans").

Pre-Funded Amount:           A deposit of not more than $[400,000,000] (the
                             "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing
                             Date. From the Closing Date through December [30],
                             2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans
                             (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                             $[630,000,000] of mortgage loans with conforming balances (the "Group 1 Mortgage Loans") and approximately $[970,000,000] of mortgage loans ( the "Group 2 Mortgage Loans"). Any portion of the
                             Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:           The "Pass-Through Rate" for each class of Senior
                             Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:               The "Adjusted Net Mortgage Rate" for each
                             Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                The "Net Rate Cap" is generally equal to the
                             following:


                             --------------------------------------------------------------------------------------
                              Offered          The weighted average of the Adjusted Net Mortgage
                              Certificates     Rate of the Group 1 Mortgage Loans and the
                                               Adjusted Net Mortgage Rate of the Group 2 Mortgage
                                               Loans, weighted on the basis of the principal
                                               balance of the related Mortgage Loans plus the
                                               amounts in the Pre-Funding Account allocable to
                                               the Group 1 Mortgage Loans and Group 2 Mortgage
                                               Loans, minus (ii) the percentage equivalent of a
                                               fraction, the numerator of which is the sum of (a)
                                               the Net Swap Payment owed by the trust, multiplied
                                               by 360 divided by the actual number of days in the
                                               related accrual period and (b) any Swap
                                               Termination Payment owed by the trust (other than
                                               a Swap Termination Payment due to a Swap Provider
                                               Trigger Event), and the denominator of which is
                                               the aggregate Stated Principal Balance of the
                                               Mortgage Loans.
                            ---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       5

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Net Rate Carryover:          For any Class of Senior Certificates or
                             Subordinate Certificates and any Distribution
                             Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable
                             Pass-Through Rate had not been limited by the Net
                             Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                             Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate
                             Carryover will be paid to the extent available from proceeds received on the Swap Contract (if any) and Excess Cashflow remaining from both loan groups, as described under the heading
                             "Certificates Priority of Distributions" below.

Credit Enhancement:          The Trust will include the following credit
                             enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                             Certificates, as the case may be:

                                1) Subordination
                                2) Overcollateralization
                                3) Excess Cashflow
                                4) Mortgage Insurance
                                5) Swap Payments (if any)


                             ------------------------------------------------------------------------------------------------------
                                                                                    Initial Target          Target Subordination at
                                       Class               S&P/Moody's             Subordination (a)               Stepdown
                             ------------------------------------------------------------------------------------------------------
                               Senior Certificates           AAA/Aaa                    12.15%                      24.30%
                             ------------------------------------------------------------------------------------------------------
                               M-1                          [AA+/Aa1]                    9.70%                      19.40%
                             ------------------------------------------------------------------------------------------------------
                               M-2                          [AA+/Aa2]                    7.55%                      15.10%
                             ------------------------------------------------------------------------------------------------------
                               M-3                           [AA/Aa3]                    6.20%                      12.40%
                             ------------------------------------------------------------------------------------------------------
                               M-4                           [AA-/A1]                    5.05%                      10.10%
                             ------------------------------------------------------------------------------------------------------
                               M-5                           [A+/A2]                     4.00%                       8.00%
                             ------------------------------------------------------------------------------------------------------
                               M-6                            [A/A3]                     3.00%                       6.00%
                             ------------------------------------------------------------------------------------------------------
                               M-7                           [A/Baa1]                    2.20%                       4.40%
                             ------------------------------------------------------------------------------------------------------
                               M-8                          [A-/Baa2]                    1.50%                       3.00%
                             ------------------------------------------------------------------------------------------------------
                               B                           [BBB+/Baa3]                   0.50%                       1.00%
                             ------------------------------------------------------------------------------------------------------

                             a. Initial Overcollateralization at closing is 0.50%. Does not include any credit for Excess Interest.

Subordination:               The Subordinate Certificates will be subordinate
                             to, and provide credit support for, the Senior
                             Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                             M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:       On the Closing Date, the principal balance of the
                             Mortgage Loans will exceed the principal balance of the Certificates, resulting in
                             Overcollateralization equal to the initial
                             Overcollateralization Target (as defined below).
                             Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                             Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the
                             Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 0.50% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (the "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 0.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       6

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             On or after the Stepdown Date, the
                             Overcollateralization Target will be equal to 1.00% of the principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor (the "O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount.

Excess Cashflow:             "Excess Cashflow" for any Distribution Date will
                             be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Mortgage Insurance:          As of the Statistical Pool Calculation Date,
                             approximately [37.83]% of the Statistical
                             Mortgage Loans are covered by a private mortgage insurance policy issued by UGI (the "MI
                             Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage of 12% for Loan-to-value ratios of 80.01% to 85.00%, 25% for Loan-to-value ratios of 85.01% to 90.00%, 30% for Loan-to-value ratios of 90.01% to 95.00%, and 35% for Loan-to-value ratios of
                             95.01 to 100.00%. A similar percentage of the final pool will be covered.

Swap Contract:               On the Closing Date, Countrywide will enter into
                             and then assign to the Trust a Swap Contract with notional amount as shown in an appendix hereto. Under the Swap Contract, the Trust will be obligated to pay an amount from collections on the Group 1 and Group 2 Mortgage Loans, equal to [4.92]% per annum on the lesser of (a) notional amount as set forth in the Swap
                             Contract to the swap provider (on a 30/360 basis) and (b) the aggregate certificate principal balance of the Senior and Subordinate
                             Certificates and the Trust will be entitled to receive an amount equal to one-month LIBOR on the lesser of (a) notional amount as set forth in the Swap Contract from the swap provider (on an actual/360 basis) and (b) the aggregate certificate principal balance of the Senior and Subordinate Certificates, until the Swap
                             Contract is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution Date. Any Net Swap Payment due to the swap provider on any Distribution Date will generally be paid prior to Certificateholders. Generally, the Net Swap
                             Payment will be deposited into a swap account
                             (the "Swap Account") by the swap administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.
                             Upon early termination of the Swap Contract, the Trust or the swap provider may be obligated to make a termination payment (the "Swap
                             Termination Payment ") to the other party
                             (regardless of which party caused the
                             termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Contract and will be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full.
                             In the event that the Trust is required to make a Swap Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Trigger Event:               A "Trigger Event" will be in effect on a
                             Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:         With respect to the Certificates, a "Delinquency
                             Trigger" will be in effect on a Distribution
                             Date on or after the Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior
                             Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the Senior Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                             Date.

Cumulative Loss Trigger:     A "Cumulative Loss Trigger" will be in effect on
                             a Distribution Date on or after the Stepdown
                             Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date
                             Principal Balance of the Mortgage Loans and the Pre-Funded Amount, as set forth below:

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       7

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Period (month)    Percentage
                             --------------    ----------

                             25 - 36           [0.75]% with respect to December 2007, plus an
                                               additional 1/12th of [0.75]% for each month thereafter
                             37 - 48           [1.50]% with respect to December 2008, plus an
                                               additional 1/12th of [0.75]% for each month thereafter
                             49 - 60           [2.25]% with respect to December 2009, plus an
                                               additional 1/12th of [0.50]% for each month thereafter
                             61 - 72           [2.75]% with respect to December 2010, plus an
                                               additional 1/12th of [0.25]% for each month thereafter
                             73+               [3.00]%

Stepdown Date:               The earlier to occur of:

                                (i)  The Distribution Date on which the
                                         aggregate certificate principal
                                         balance of Senior Certificates is
                                         reduced to zero; and
                                (ii) The later to occur of:
                                         a. The Distribution Date in December
                                         2008
                                         b. The first Distribution Date on
                                         which the aggregate certificate
                                         principal balance of the Senior
                                         Certificates is less than or equal
                                         to 75.70% of the aggregate principal
                                         balance of the Mortgage Loans for
                                         such Distribution Date.

Allocation of Losses:        Any realized losses on the Mortgage Loans (after
                             collections on the MI Policy) not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate
                             Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class
                             M-5, Class M-4, Class M-3, Class M-2 and Class
                             M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.
                             In addition, if the aggregate certificate principal balance of the Subordinate
                             Certificates is reduced to zero as a result of the allocation of realized losses, any additional realized losses to the Group 1
                             Mortgage Loans will be allocable to the Class
                             1-A Certificates and any additional realized losses to the Group 2 Mortgage Loans will be allocable pro rata to each class of Class 2-A
                             Certificates based on their respective
                             certificate principal balances until the certificate principal balances thereof are reduced to zero.

Certificates Priority
of Distributions:            Available funds from the Mortgage Loans will be
                             distributed in the following order of priority:

                             1) From available funds from the Group 1 and Group 2 Mortgage Loans, to the Swap Account, any Net Swap Payment and Swap Termination Payment for such Distribution Date (other than any Swap Termination Payment resulting from a swap provider trigger event) owed to the Swap Provider;
                             2) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans to pay the Class 1-A Certificates current and unpaid interest, and (b) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-A Certificates, pro rata based on their respective entitlements, current and unpaid interest, (ii) from any remaining interest funds related to all of the Mortgage Loans to pay the Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and
                             (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                             3) Principal funds, sequentially, as follows:
                             (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans to pay the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then
                             (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under "Principal Paydown" below;

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       8

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             4) Any Excess Cashflow to the Senior
                             Certificates and/or the Subordinate Certificates (as applicable) to maintain or restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                             5) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                             6) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates, payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                             7) To the Non-Offered Certificates, any
                             remaining amount as described in the Pooling and Servicing Agreement.

Principal Paydown:           Prior to the Stepdown Date or if a Trigger Event
                             is in effect on any Distribution Date, 100% of the available principal funds from each Loan
                             Group will be paid to the related Senior
                             Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                             Class M-5, Class M-6, Class M-7, Class M-8 and
                             Class B Certificates. If, prior to the Stepdown
                             Date or in a period when a Trigger Event is in effect, one group of Senior Certificates are retired prior to the other group of Senior
                             Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the prospectus supplement).

                             On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 24.30% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 19.40% Subordination,
                             (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 15.10% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 12.40% Subordination,
                             (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 10.10% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 8.00% Subordination,
                             (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 6.00% Subordination, (viii) eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have 4.40% Subordination,
                             (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 3.00% Subordination and (x) tenth, to the Class B Certificates such that the Class B Certificates will have 1.00% Subordination; provided, however, that the subordination will be subject to the O/C Floor.




Class 2-A
Principal Distributions:     Principal distributed on the Class 2-A
                             Certificates will be applied pro rata, to
                             (i) the Class 2-A-1 Certificates and (ii) the
                             Class 2-A-2, Class 2-A-3 and Class 2-A-4
                             Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

Swap Account:                Funds deposited into the Swap Account on a
                             Distribution Date will include:

                                  (i) the Net Swap Payment owed to the swap
                                      provider for such Distribution Date,

                                  (ii) any Net Swap Payment received from the
                                       swap provider for such Distribution Date,

                             On each Distribution Date, following the distribution of any Excess Cashflow, payments will generally be distributed from the Swap Account as follows:

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       9

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             (i) to the swap provider, any Net Swap Payment owed to the swap provider pursuant to the Swap Agreement for such Distribution Date;

                             (ii) to the swap provider, any Swap Termination Payment owed to the swap provider not due to a swap provider trigger event pursuant to the Swap Agreement;

                             (iii) to the Senior Certificates, any unpaid interest, pro rata;

                             (iv) to the Subordinate Certificates,
                             sequentially in the order of their payment priority, any unpaid interest;

                             (v) to the Senior Certificates and the
                             Subordinate Certificates (as described above under "Certificates Priority of Distributions") any amount necessary to restore or maintain O/C;

                             (vi) an amount equal to any remaining unpaid Net Rate Carryover with respect to the Senior Certificates and Subordinate Certificates, pro rata, based on the remaining unpaid Net Rate Carryover for each such certificates;

                             (vii) to the Senior Certificates, pro rata, any remaining unpaid realized loss amounts; and

                             (viii) to the Subordinate Certificates,
                             sequentially, any remaining unpaid realized loss amounts; and


                             (ix) to the swap provider, any Swap Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the Swap Agreement.

 [Discount Margin Tables, Swap Contract Schedule, Available Funds Schedules and
                         Collateral Tables to Follow]



















--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------




                                        Discount Margin Tables (%) (1)

           Class 1-A (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.23%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    23         23         23         23         23
           ===================================================================================
            WAL (yr)                      5.21       3.51       2.61       2.02       1.60
            MDUR (yr)                     4.33       3.09       2.38       1.88       1.52
            First Prin Pay               Dec05      Dec05      Dec05      Dec05      Dec05
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class 1-A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.23%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    24         24         24         24         24
           ===================================================================================
            WAL (yr)                      5.58       3.80       2.82       2.19       1.73
            MDUR (yr)                     4.51       3.27       2.52       2.01       1.62
            First Prin Pay               Dec05      Dec05      Dec05      Dec05      Dec05
            Last Prin Pay                Jun32      May26      May21      Dec17      Jul15
           -----------------------------------------------------------------------------------


           Class 2-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    24         24         24         24         24
           ===================================================================================
            WAL (yr)                      5.34       3.63       2.72       2.14       1.73
            MDUR (yr)                     4.44       3.19       2.48       1.99       1.63
            First Prin Pay               Dec05      Dec05      Dec05      Dec05      Dec05
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class 2-A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.24%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    25         25         25         26         26
           ===================================================================================
            WAL (yr)                      5.75       3.95       2.97       2.34       1.88
            MDUR (yr)                     4.63       3.38       2.64       2.13       1.75
            First Prin Pay               Dec05      Dec05      Dec05      Dec05      Dec05
            Last Prin Pay                Aug32      Sep26      Sep21      Apr18      Oct15
           -----------------------------------------------------------------------------------



(1) See definition of Pricing Prepayment Speed above.
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


           Class 2-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.09%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                     9          9          9          9          9
           ===================================================================================
            WAL (yr)                      1.71       1.24       0.98       0.83       0.72
            MDUR (yr)                     1.63       1.19       0.95       0.80       0.70
            First Prin Pay               Dec05      Dec05      Dec05      Dec05      Dec05
            Last Prin Pay                Dec08      Mar08      Aug07      May07      Feb07
           -----------------------------------------------------------------------------------


           Class 2-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.09%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                     9          9          9          9          9
           ===================================================================================
            WAL (yr)                      1.71       1.24       0.98       0.83       0.72
            MDUR (yr)                     1.63       1.19       0.95       0.80       0.70
            First Prin Pay               Dec05      Dec05      Dec05      Dec05      Dec05
            Last Prin Pay                Dec08      Mar08      Aug07      May07      Feb07
           -----------------------------------------------------------------------------------


           Class 2-A-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    25         25         25         25         25
           ===================================================================================
            WAL (yr)                      6.05       4.09       3.07       2.41       2.00
            MDUR (yr)                     5.19       3.68       2.84       2.27       1.90
            First Prin Pay               Dec08      Mar08      Aug07      May07      Feb07
            Last Prin Pay                Feb17      May13      Apr11      Jan10      Sep08
           -----------------------------------------------------------------------------------


           Class 2-A-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    25         25         25         25         25
           ===================================================================================
            WAL (yr)                      6.05       4.09       3.07       2.41       2.00
            MDUR (yr)                     5.19       3.68       2.84       2.27       1.90
            First Prin Pay               Dec08      Mar08      Aug07      May07      Feb07
            Last Prin Pay                Feb17      May13      Apr11      Jan10      Sep08
           -----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       12

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

           Class 2-A-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.34%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    34         34         34         34         34
           ===================================================================================
            WAL (yr)                     13.48       9.01       6.60       5.03       3.75
            MDUR (yr)                    10.03       7.35       5.67       4.47       3.42
            First Prin Pay               Feb17      May13      Apr11      Jan10      Sep08
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class 2-A-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.34%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    38         39         40         40         41
           ===================================================================================
            WAL (yr)                     16.29      11.25       8.29       6.39       4.84
            MDUR (yr)                    11.31       8.64       6.78       5.46       4.27
            First Prin Pay               Feb17      May13      Apr11      Jan10      Sep08
            Last Prin Pay                Aug32      Sep26      Sep21      Apr18      Oct15
           -----------------------------------------------------------------------------------


           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.44%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    44         44         44         44         44
           ===================================================================================
            WAL (yr)                      9.31       6.17       4.67       4.02       4.01
            MDUR (yr)                     7.36       5.25       4.14       3.63       3.64
            First Prin Pay               May10      Dec08      Jan09      Apr09      Aug09
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.44%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    45         45         46         46         45
           ===================================================================================
            WAL (yr)                     10.12       6.79       5.13       4.39       4.30
            MDUR (yr)                     7.73       5.61       4.44       3.90       3.86
            First Prin Pay               May10      Dec08      Jan09      Apr09      Aug09
            Last Prin Pay                Dec27      Jul21      Jun17      Nov14      Jan13
           -----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      13

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.46%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    46         46         46         46         46
           ===================================================================================
            WAL (yr)                      9.31       6.17       4.65       3.93       3.75
            MDUR (yr)                     7.35       5.25       4.12       3.56       3.42
            First Prin Pay               May10      Dec08      Jan09      Feb09      May09
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.46%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    47         47         47         48         47
           ===================================================================================
            WAL (yr)                     10.06       6.74       5.07       4.27       4.01
            MDUR (yr)                     7.70       5.58       4.40       3.81       3.62
            First Prin Pay               May10      Dec08      Jan09      Feb09      May09
            Last Prin Pay                Dec26      Sep20      Oct16      May14      Aug12
           -----------------------------------------------------------------------------------


           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    48         48         48         48         48
           ===================================================================================
            WAL (yr)                      9.31       6.17       4.65       3.88       3.61
            MDUR (yr)                     7.34       5.24       4.11       3.52       3.30
            First Prin Pay               May10      Dec08      Jan09      Feb09      Mar09
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.48%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    49         49         49         49         49
           ===================================================================================
            WAL (yr)                      9.99       6.69       5.03       4.19       3.84
            MDUR (yr)                     7.66       5.55       4.37       3.74       3.48
            First Prin Pay               May10      Dec08      Jan09      Feb09      Mar09
            Last Prin Pay                Oct25      Sep19      Jan16      Sep13      Feb12
           -----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      14

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    62         62         62         62         62
           ===================================================================================
            WAL (yr)                      9.31       6.17       4.63       3.85       3.52
            MDUR (yr)                     7.29       5.21       4.08       3.48       3.21
            First Prin Pay               May10      Dec08      Dec08      Jan09      Feb09
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    63         64         64         64         63
           ===================================================================================
            WAL (yr)                      9.91       6.62       4.96       4.12       3.72
            MDUR (yr)                     7.57       5.48       4.30       3.68       3.37
            First Prin Pay               May10      Dec08      Dec08      Jan09      Feb09
            Last Prin Pay                Oct24      Dec18      Jun15      Apr13      Sep11
           -----------------------------------------------------------------------------------


           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    65         65         65         65         65
           ===================================================================================
            WAL (yr)                      9.31       6.17       4.63       3.84       3.47
            MDUR (yr)                     7.28       5.21       4.07       3.47       3.17
            First Prin Pay               May10      Dec08      Dec08      Jan09      Jan09
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    66         66         66         66         66
           ===================================================================================
            WAL (yr)                      9.80       6.54       4.89       4.06       3.63
            MDUR (yr)                     7.51       5.43       4.25       3.63       3.30
            First Prin Pay               May10      Dec08      Dec08      Jan09      Jan09
            Last Prin Pay                Oct23      Feb18      Nov14      Oct12      May11
           -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      15

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

           Class M-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.72%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    72         72         72         72         72
           ===================================================================================
            WAL (yr)                      9.31       6.17       4.63       3.82       3.42
            MDUR (yr)                     7.25       5.20       4.07       3.45       3.12
            First Prin Pay               May10      Dec08      Dec08      Dec08      Jan09
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.72%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                    73         73         73         73         73
           ===================================================================================
            WAL (yr)                      9.62       6.41       4.79       3.96       3.52
            MDUR (yr)                     7.40       5.34       4.18       3.55       3.20
            First Prin Pay               May10      Dec08      Dec08      Dec08      Jan09
            Last Prin Pay                Jul22      Mar17      Mar14      Apr12      Nov10
           -----------------------------------------------------------------------------------


           Class M-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   150        150        150        150        150
           ===================================================================================
            WAL (yr)                      9.29       6.16       4.61       3.79       3.40
            MDUR (yr)                     6.96       5.04       3.96       3.36       3.05
            First Prin Pay               May10      Dec08      Dec08      Dec08      Dec08
            Last Prin Pay                Dec19      Apr15      Oct12      Feb11      Jan10
           -----------------------------------------------------------------------------------


           Class M-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   150        150        150        150        150
           ===================================================================================
            WAL (yr)                      9.35       6.21       4.64       3.82       3.41
            MDUR (yr)                     6.98       5.07       3.99       3.38       3.06
            First Prin Pay               May10      Dec08      Dec08      Dec08      Dec08
            Last Prin Pay                Dec20      Jan16      Apr13      Aug11      May10
           -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   Computational Materials for
SECURITIES CORPORATION Countrywide Asset-Backed Certificates, Series 2005-AB4 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


           Class M=8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 98.83                    167        174        180        186        190
           ===================================================================================
            WAL (yr)                      8.89       5.89       4.41       3.64       3.22
            MDUR (yr)                     6.74       4.86       3.81       3.23       2.90
            First Prin Pay               May10      Dec08      Dec08      Dec08      Dec08
            Last Prin Pay                Mar19      Oct14      May12      Nov10      Oct09
           -----------------------------------------------------------------------------------


           Class M-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 98.83                    167        174        180        186        190
           ===================================================================================
            WAL (yr)                      8.89       5.89       4.41       3.64       3.22
            MDUR (yr)                     6.74       4.86       3.81       3.23       2.90
            First Prin Pay               May10      Dec08      Dec08      Dec08      Dec08
            Last Prin Pay                Mar19      Oct14      May12      Nov10      Oct09
           -----------------------------------------------------------------------------------


           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 96.73                    206        229        250        262        267
           ===================================================================================
            WAL (yr)                      7.25       4.77       3.66       3.21       3.08
            MDUR (yr)                     5.76       4.06       3.23       2.87       2.77
            First Prin Pay               May10      Dec08      Dec08      Dec08      Dec08
            Last Prin Pay                Jan17      Apr13      Apr11      Dec09      Feb09
           -----------------------------------------------------------------------------------


           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              50%        75%       100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 96.73                    206        229        250        262        267
           ===================================================================================
            WAL (yr)                      7.25       4.77       3.66       3.21       3.08
            MDUR (yr)                     5.76       4.06       3.23       2.87       2.77
            First Prin Pay               May10      Dec08      Dec08      Dec08      Dec08
            Last Prin Pay                Jan17      Apr13      Apr11      Dec09      Feb09
           -----------------------------------------------------------------------------------


                                      17

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement